UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

----------------

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) or (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

iShares, Inc.
-------------
(Exact name of registrant as specified in its charter)

State of Maryland --------------------------------------------- (State of incorporation or organization)	See Below ----------------------- (I.R.S. Employer Identification No.)
c/o Investors Bank and Trust Company 200 Clarendon Street, Boston, MA --------------------------------------------- (Address of principal executive offices)	02116 ----------------------- (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be Registered	Exchange	I.R.S. Employer Identification Number
iShares MSCI Austria Index Fund	NYSE Arca, Inc.	51-0372160
iShares MSCI Australia Index Fund	NYSE Arca, Inc.	51-0372159
iShares MSCI Canada Index Fund	NYSE Arca, Inc.	51-0372162
iShares MSCI EMU Index Fund	NYSE Arca, Inc.	51-0393525
iShares MSCI Germany Index Fund	NYSE Arca, Inc.	51-0372164
iShares MSCI Mexico Index Fund	NYSE Arca, Inc.	51-0372169

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.     [X]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.    [   ]

Securities Act registration statement file number to which this form
relates:         33-97598

Securities to be registered pursuant to Section 12(g) of the Exchange Act:  None.

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered:

Reference is made to Post-Effective Amendment No. 30 to the Registrant's registration statement on Form N-1A, which was filed with the Securities and Exchange Commission on December 22, 2005 (File Nos. 33-97598; 811-09102) and is incorporated herein by reference. Any form of supplement to the Registration Statement that is subsequently filed is hereby also incorporated by reference herein.

Item 2. Exhibits

1. Registrant's Amended and Restated By-Laws, incorporated herein by reference to Exhibit (99.1) to the Registrant's Pre-Effective Amendment No. 2 to the registration statement on Form N-1A dated March 1, 1996 (File Nos. 33-97598; 811-09102) (the "Registration Statement").

2. Registrant's Articles of Amendment, incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 2 to the Registration Statement, filed December 27, 1996.

3. Registrant's Articles Supplementary, incorporated herein by reference to Exhibit a.3 to Post-Effective Amendment No. 16 to the Registration Statement, filed December 22,
1999.

4. Registrant’s Articles of Amendment, incorporated herein by reference to Exhibit a.4 to Post-Effective Amendment No. 17 to the Registration Statement, filed on November 3, 2000.

5. Registrant’s Articles Supplementary, incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed on July 16, 2001.

6. Registrant's Amended By-Laws, incorporated herein by reference to Exhibit 99.2 to Pre-Effective Amendment No. 2 to the Registration Statement, filed March 1, 1996.

7. Registrant’s Amendment No. 1 to its Amended By-Laws incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed on August 27, 1997.

8. Registrant’s Amended and Restated By-Laws, incorporated by reference to Exhibit (b.3) to Post Effective Amendment No. 30 to the Registration Statement, filed on December 22, 2005.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its registration statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.
Date: October 20, 2006	iSHARES, INC. By: /s/ Peter W. Kronberg --------------------------- Peter W. Kronberg Assistant Secretary